                                   $75,000,000

                            COMSTOCK RESOURCES, INC.

                          11 1/4% SENIOR NOTES DUE 2007

                               PLACEMENT AGREEMENT

February 28, 2002

                                                          February 28, 2002

Morgan Stanley & Co. Incorporated
TD Securities (USA) Inc.
BMO Nesbitt Burns Corp.
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Dear Sirs and Mesdames:

Comstock Resources, Inc., a Nevada corporation (the "Company"), proposes to issue and sell to the several purchasers named in Schedule I hereto (the
"Placement Agents") $75,000,000 principal amount of its 11 1/4% Senior Notes due
2007 (the "Securities") to be issued pursuant to the provisions of a
Supplemental Indenture to be dated as of March 7, 2002 (the "Supplemental
Indenture") among the Company, the Guarantors (as defined below) and U.S. Trust
Company of Texas, N.A., as Trustee (the "Trustee"), to the Indenture dated as of
April 29, 1999 (the "Indenture") among the Company, the Guarantors and Trustee.
The Securities will be guaranteed (the "Subsidiary Guarantees") by each of the entities listed on Schedule II hereto (each, a "Guarantor" and collectively the
"Guarantors").

The Securities will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the
Securities Act and in offshore transactions in reliance on Regulation S under the Securities Act ("Regulation S").

The Placement Agents and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement to be dated as of March 7,
2002 between the Company, the Guarantors and the Placement Agents (the
"Registration Rights Agreement").

In connection with the sale of the Securities, the Company has prepared an offering memorandum (the "Memorandum") including or incorporating by reference a description of the terms of the Securities, the terms of the offering and a description of the Company. As used herein, the term "Memorandum" shall include in each case the documents incorporated by reference therein. The terms
"supplement", "amendment" and "amend" as used herein with respect to the
Memorandum shall include all documents deemed to be incorporated by reference in the Memorandum that are filed subsequent to the date of such Memorandum with the
Securities and Exchange Commission (the "Commission") pursuant to the Securities
Exchange Act of 1934, as amended (the "Exchange Act").

          1. Representations and Warranties. The Company and the Guarantors
     jointly and severally represent and warrant to, and agree with, you that:

               (a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the
          Commission thereunder and (ii) the Memorandum, in the form used by the
          Placement Agents to confirm sales and on the Closing Date (as defined in Section 4), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the
          Memorandum based upon information relating to any Placement Agent furnished to the Company in writing by such Placement Agent through you expressly for use therein.

               (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (c) Each subsidiary of the Company has been duly organized, is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock or other ownership interest of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly, or indirectly through one of the other subsidiaries, by the
          Company, free and clear of all liens, encumbrances, equities or claims, except for pledges of such shares or ownership interest pursuant to the Company's bank credit facility described in the
          Memorandum.

               (d) This Agreement has been duly authorized, executed and
          delivered by the Company and each of the Guarantors.

               (e) All of the shares of common stock, par value $.50 per share
          ("Common Stock"), of the Company that are outstanding have been duly authorized and are validly issued, fully paid and non-assessable.

               (f) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and the Supplemental Indenture and delivered to and paid for by the
          Placement Agents in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture, the Supplemental Indenture and the Registration Rights
          Agreement pursuant to which such Securities are to be issued.

               (g) Each Subsidiary Guarantee to be endorsed on the Securities by each Guarantor has been duly authorized by such Guarantor and, when executed and authenticated in accordance with the provisions of the
          Indenture and delivered to and paid for by the Placement Agents in accordance with the terms of this Agreement, will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture, the
          Supplemental Indenture and the Registration Rights Agreement pursuant to which such Subsidiary Guarantees are to be issued.

               (h) Each of the Indenture, the Supplemental Indenture and the
          Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and each of the Guarantors, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution under the
          Registration Rights Agreement may be limited under applicable law.

               (i) The Securities, the Subsidiary Guarantees, the Indenture, the
          Supplemental Indenture and the Registration Rights Agreement will conform in all material respects to the respective statements relating thereto contained in the Memorandum and will be in substantially the respective forms previously delivered to the Placement Agents.

               (j) The execution and delivery by the Company and the Guarantors, as the case may be, of, and the performance by the Company and the

          Guarantors, as the case may be, of their obligations under, this
          Agreement, the Indenture, the Supplemental Indenture, the Registration
          Rights Agreement, the Securities and the Subsidiary Guarantees will not contravene any provision of applicable law or the certificate or articles of incorporation or by-laws or other organizational documents of the Company or any of the Guarantors or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the
          Company or any of the Guarantors of its obligations under this
          Agreement, the Indenture, the Supplemental Indenture, the Registration
          Rights Agreement, the Securities or the Subsidiary Guarantors, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement.

               (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Memorandum.

               (l) Subsequent to the respective dates as of which information is given in the Memorandum, (1) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, except in each case as described in the
          Memorandum.

               (m) There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the
          Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in the Memorandum and proceedings that would not have a material adverse effect on the
          Company and its subsidiaries, taken as a whole, or on the power or ability of the Company and the Guarantors to perform their obligations under this Agreement, the Indenture, the Supplemental Indenture, the
          Registration Rights Agreement, the Securities or the Subsidiary
          Guarantees or to consummate the transactions contemplated by the
          Memorandum.

               (n) Neither the Company nor any of its subsidiaries is in
          violation of its certificate or articles of incorporation or by-laws, or other organizational documents, or of any law, ordinance,

          administrative or governmental rule or regulation applicable to the
          Company or any of its subsidiaries or of any judgement, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties may be bound.

               (o) The accountants, Arthur Andersen LLP, who have certified or shall certify the financial statements included in the Memorandum, are independent public accountants as required by the Securities Act.

               (p) Lee Keeling and Associates, Inc. are independent petroleum consultants with respect to the Company and its subsidiaries.

               (q) The consolidated historical financial statements, together with related schedules and notes, included in the Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Securities Act. Such historical financial statements present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein. The other financial and statistical information and data included in the Memorandum are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries.

               (r) The pro forma financial statements included or incorporated by reference in the Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the transactions described therein; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Securities Act. The other pro forma financial and statistical information and data included or incorporated by reference in the Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

               (s) The Company and each of its subsidiaries has (1) generally satisfactory title to all its interests in its oil and gas properties, title investigations having been carried out by the Company and each of its subsidiaries in accordance with the general practice in the oil and gas industry, (2) good and marketable title in fee simple to all other real property owned by it and (3) good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests, subleases and defects except such as are described in the Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings of the Company and its subsidiaries.

               (t) None of the Company or its subsidiaries has violated any environmental safety or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permits, licenses or other approvals required of them under applicable Environmental Laws to own, lease and operate their respective properties and to conduct their business in the manner described in the Memorandum, is violating any terms and conditions of any such permit, license or approval or has permitted to occur any event that allows, or after notice or lapse of time would allow, revocation or termination of any such permit, license or approval or result in any other impairment of their rights thereunder, which in each case would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (u) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and
          (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (v) The Company and each of its subsidiaries have filed all material tax returns required to be filed, which returns are complete and correct in all material respects, and neither the Company nor any of its subsidiaries is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

               (w) The Company and its subsidiaries own or possess all patents, trademarks, trademark registration, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Memorandum as being owned by them or any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing.

               (x) The Company and its subsidiaries are insured by the insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Memorandum.

               (y) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Memorandum, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

               (z) Neither the Company nor any affiliate (as defined in Rule
          501(b) of Regulation D under the Securities Act, an "Affiliate") of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or
          (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Securities, (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section
          4(2) of the Securities Act.

               (aa) None of the Company, its Affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the
          Securities and the Company and its Affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S, except no representation, warranty or agreement is made by the Company in this paragraph with respect to the Placement Agents.

               (bb) It is not necessary in connection with the offer, sale and delivery of the Securities to the Placement Agents in the manner contemplated by this Agreement to register the Securities and the
          Subsidiary Guarantees under the Securities Act or to qualify the
          Supplemental Indenture or the Indenture under the Trust Indenture Act of 1939, as amended.

               (cc) The Securities satisfy the requirements set forth in Rule
          144A(d)(3) under the Securities Act.

     2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Placement Agents, and each Placement Agent, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the
Company the respective principal amount of Securities set forth in Schedule I hereto opposite its name at a purchase price of 97.25 % of the principal amount thereof (the "Purchase Price") plus accrued interest, if any, to the Closing
Date.

The Company hereby agrees that, without the prior written consent of Morgan
Stanley & Co. Incorporated on behalf of the Placement Agents, it will not, during the period beginning on the date hereof and continuing to and including the Closing Date, offer, sell, contract to sell or otherwise dispose of any debt of the Company or warrants to purchase debt of the Company substantially similar to the Securities (other than the sale of the Securities under this Agreement).

     3. Terms of Offering. You have advised the Company that the Placement
Agents will make an offering of the Securities purchased by the Placement Agents hereunder on the terms to be set forth in the Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

     4. Payment and Delivery. Payment for the Securities shall be made to the
Company in Federal or other funds immediately available in New York City against delivery of such Securities for the respective accounts of the several Placement
Agents at 10:00 a.m., New York City time, on March 7, 2002, or at such other time on the same or such other date, not later than March 14, 2002, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

Certificates for the Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the
Closing Date. The certificates evidencing the Securities shall be delivered to you on the Closing Date for the respective accounts of the several Placement
Agents, with any transfer taxes payable in connection with the transfer of the
Securities to the Placement Agents duly paid, against payment of the Purchase
Price therefor plus accrued interest, if any, to the date of payment and delivery.

     5. Conditions to the Placement Agents' Obligations. The several obligations of the Placement Agents to purchase and pay for the Securities on the Closing
Date are subject to the following conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities or in the rating outlook for the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the
          Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment,
          impracticable to market the Securities on the terms and in the manner contemplated in the Memorandum.

          (b) The Placement Agents shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company and each of the Guarantors, to the effect set forth in Section
     5(a)(i) and to the effect that the representations and warranties of the
     Company and the Guarantors contained in this Agreement are true and correct as of the Closing Date and that the Company and the Guarantors have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied hereunder on or before the Closing
     Date.

          The officers signing and delivering such certificates may rely upon the best of his or her knowledge as to proceedings threatened.

          (c) The Placement Agents shall have received on the Closing Date an opinion of Locke Liddell & Sapp LLP, outside counsel for the Company and the Guarantors, dated the Closing Date, to the effect set forth in Exhibit
     A. Such opinion shall be rendered to the Placement Agents at the request of the Company and the Guarantors and shall so state therein.

          (d) The Placement Agents shall have received on the Closing Date an opinion of Baker Botts L.L.P., counsel for the Placement Agents, dated the
     Closing Date, to the effect set forth in Exhibit B.

          (e) The Placement Agents shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing
     Date, as the case may be, in form and substance satisfactory to the
     Placement Agents, from Arthur Andersen LLP, independent public accountants,

     containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Memorandum; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (f) The Placement Agents shall have received a counterpart, conformed as executed, of the Supplemental Indenture which shall have been entered into by the Company, the Guarantors and the Trustee.

          (g) The Company and the Guarantors shall have executed the
     Registration Rights Agreement and the Placement Agents shall have received an original copy thereof, duly executed by the Company and the Guarantors.

     6. Covenants of the Company. In further consideration of the agreements of the Placement Agents contained in this Agreement, the Company and the Guarantors covenant with each Placement Agent as follows:

          (a) To furnish to you in New York City, without charge, prior to 10:00
     a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c), as many copies of the Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

          (b) Before amending or supplementing the Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

          (c) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Placement
     Agents, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Memorandum in order to make the statements therein, in the light of the circumstances when the Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of the
     Placement Agents, it is necessary to amend or supplement the Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Placement Agents, either amendments or supplements to the
     Memorandum so that the statements in the Memorandum as so amended or supplemented will not, in the light of the circumstances when the
     Memorandum is delivered to a purchaser, be misleading or so that the
     Memorandum, as amended or supplemented, will comply with applicable law.

          (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably

                                       10

     request, provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the
     Securities, in any jurisdiction where it is not now so subject.

          (e) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of their obligations under this
     Agreement, including: (i) the fees, disbursements and expenses of the
     Company's and the Guarantors' counsel and the Company's and the Guarantors'
     accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of each
     Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Placement Agents, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Placement Agents, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the
     Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Placement
     Agents in connection with such qualification and in connection with the
     Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) all document production charges and expenses of counsel to the Placement Agents (but not including their fees for professional services) in connection with the preparation of this Agreement, (vi) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system, (vii) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (viii) the cost of the preparation, issuance and delivery of the Securities, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the
     Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and
     (x) all other cost and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8, and the last paragraph of
     Section 10, the Placement Agents will pay all of their costs and expenses, including fees and disbursements of their counsel, travel and lodging

                                       11

     expenses of representatives of the Placement Agents, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

          (f) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the
     Securities Act of the Securities.

          (g) Not to solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the
     Securities Act.

          (h) While any of the Securities remain "restricted securities" within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4)
     under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

          (i) If requested by you, to use its best efforts to permit the
     Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers,
     Inc. relating to trading in the PORTAL Market.

          (j) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Placement Agents) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities, and the Company and its Affiliates and each person acting on its or their behalf (other than the Placement Agents) will comply with the offering restrictions requirement of Regulation S.

          (k) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Securities which constitute
     "restricted securities" under Rule 144 that have been reacquired by any of them.

     7. Offering of Securities; Restrictions on Transfer. (a) Each Placement
Agent, severally and not jointly, represents and warrants that such Placement
Agent is a qualified institutional buyer as defined in Rule 144A under the
Securities Act (a "QIB"). Each Placement Agent, severally and not jointly, agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising
(as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the
Securities Act and (ii) it will solicit offers for such Securities only from,

                                       12

and will offer such Securities only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, QIBs and (B) in the case of offers outside the United States, to persons other than U.S. persons
("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in reliance upon Regulation S under the Securities Act that, in each case, in purchasing such Securities are deemed to have represented and agreed as provided in the Memorandum under the caption "Transfer Restrictions".

     (b) Each Placement Agent, severally and not jointly, represents, warrants, and agrees with respect to offers and sales outside the United States that:

          (i) such Placement Agent understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Securities, or possession or distribution of either
     Memorandum or any other offering or publicity material relating to the
     Securities, in any country or jurisdiction where action for that purpose is required;

          (ii) such Placement Agent will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes either
     Memorandum or any such other material, in all cases at its own expense;

          (iii) the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A or
     Regulation S under the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act;

          (iv) such Placement Agent has offered the Securities and will offer and sell the Securities (A) as part of their distribution at any time and
     (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of
     Regulation S or as otherwise permitted in Section 7(a); accordingly, neither such Placement Agent, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts
     (within the meaning of Regulation S) with respect to the Securities, and any such Placement Agent, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S;

          (v) such Placement Agent has (A) not offered or sold and will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United
     Kingdom within the meaning of the Public Offers of Securities Regulations
     1995 or the Financial Services Act 1986; (B) complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect

                                       13

     to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (C) only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment
     Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom such document may otherwise lawfully be issued or passed on;

          (vi) such Placement Agent understands that the Securities have not been and will not be registered under the Securities and Exchange Law of
     Japan, and represents that it has not offered or sold, and agrees not to offer or sell, directly or indirectly, any Securities in Japan or for the account of any resident thereof except pursuant to any exemption from the registration requirements of the Securities and Exchange Law of Japan and otherwise in compliance with applicable provisions of Japanese law; and

          (vii) such Placement Agent agrees that, at or prior to confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S.
     Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S.
     persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or
     Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in this Section 7(b) have the meanings given to them by Regulation S.

     8. Indemnity and Contribution. (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Placement Agent and each person, if any, who controls any Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are

                                       14

caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Placement Agent furnished to the
Company in writing by such Placement Agent through you expressly for use therein.

     (b) Each Placement Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, their directors, its officers and each person, if any, who controls the Company or any Guarantor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange
Act to the same extent as the foregoing indemnity from the Company and the
Guarantors to such Placement Agent, but only with reference to information relating to such Placement Agent furnished to the Company in writing by such
Placement Agent through you expressly for use in the Memorandum or any amendments or supplements thereto.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the
"indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.
Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party

                                       15

shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) To the extent the indemnification provided for in Section 8(a) or 8(b)
is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the
Guarantors on the one hand and the Placement Agents on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i)
above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Placement Agents on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Placement
Agents on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the Guarantors and the total discounts and commissions received by the
Placement Agents, in each case as set forth in the Memorandum, bear to the aggregate offering price of the Securities. The relative fault of the Company and the Guarantors on the one hand and of the Placement Agents on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the
Guarantors or by the Placement Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Placement Agents' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

     (e) The Company, the Guarantors and the Placement Agents agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Placement Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating

                                       16

or defending any such action or claim. Notwithstanding the provisions of this
Section 8, no Placement Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Placement Agent or any person controlling any Placement
Agent or by or on behalf of the Company, or any Guarantor, their officers or directors or any person controlling the Company or any Guarantor and (iii)
acceptance of and payment for any of the Securities.

     9. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this
Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New
York Stock Exchange, the American Stock Exchange, the National Association of
Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago
Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York
State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the
Memorandum.

     10. Effectiveness; Defaulting Placement Agents. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     If, on the Closing Date, any one or more of the Placement Agents shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Placement Agent or Placement Agents agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of

                                       17

Securities to be purchased on such date, the other Placement Agents shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Placement Agents, or in such other proportions as you may specify, to purchase the Securities which such defaulting Placement Agent or
Placement Agents agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Placement
Agent has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of
Securities without the written consent of such Placement Agent. If, on the
Closing Date any Placement Agent or Placement Agents shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of
Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Placement Agent or of the Company and the Guarantors. In
any such case either you or the Company shall have the right to postpone the
Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Placement Agent from liability in respect of any default of such Placement Agent under this Agreement.

If this Agreement shall be terminated by the Placement Agents, or any of them, because of any failure or refusal on the part of the Company or any Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or any Guarantor shall be unable to perform its obligations under this Agreement, the Company and the Guarantors will reimburse the Placement Agents or such Placement Agents as have so terminated this
Agreement with respect to themselves, severally, for all out-of-pocket expenses
(including the fees and disbursements of their counsel) reasonably incurred by such Placement Agents in connection with this Agreement or the offering contemplated hereunder.

     11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                       18

                                            Very truly yours,

                                       COMSTOCK RESOURCES, INC.

                                       By:      /s/ M. Jay Allison
                                          ------------------------
                                       Name:    M. Jay Allison
                                            ----------------------
                                       Title:   President and CEO
                                             ---------------------

                                       COMSTOCK OIL & GAS, INC.

                                       By:      /s/ M. Jay Allison
                                          ------------------------
                                       Name:    M. Jay Allison
                                            ----------------------
                                       Title:   President and CEO
                                             ---------------------

                                       COMSTOCK OIL & GAS HOLDINGS, INC.

                                       By:      /s/ M. Jay Allison
                                          ------------------------
                                       Name:    M. Jay Allison
                                            ----------------------
                                       Title:   President and CEO
                                             ---------------------

                                       COMSTOCK OIL & GAS-LOUISIANA, LLC

                                       By:      /s/ M. Jay Allison
                                          ------------------------
                                       Name:    M. Jay Allison
                                            ----------------------
                                       Title:   President, CEO and Manager
                                             ------------------------------

                                       COMSTOCK OFFSHORE, LLC

                                       By:      /s/ M. Jay Allison
                                          ------------------------
                                       Name:    M. Jay Allison
                                            ----------------------
                                       Title:   Manager
                                             ------------------------------

                                       DEVX ENERGY, INC. (DELAWARE)

                                       By:      /s/ M. Jay Allison
                                          ------------------------
                                       Name:    M. Jay Allison
                                            ----------------------
                                       Title:   President and CEO
                                             ---------------------

                                       19

                                      DEVX ENERGY, INC. (NEVADA)

                                       By:      /s/ M. Jay Allison
                                          ------------------------
                                       Name:    M. Jay Allison
                                            ----------------------
                                       Title:   President and CEO
                                             ---------------------

                                       DEVX OPERATING COMPANY

                                       By:      /s/ M. Jay Allison
                                          ------------------------
                                       Name:    M. Jay Allison
                                            ----------------------
                                       Title:   President and CEO
                                             ---------------------

                                       20

Accepted as of the date hereof.

Morgan Stanley & Co. Incorporated
TD Securities (USA) Inc.
BMO Nesbitt Burns Corp.

Acting severally on behalf of themselves and
         the several Placement Agents named in
         Schedule I hereto.

By:  Morgan Stanley & Co. Incorporated

By:     /s/ Bryan Andrzejewski
      ------------------------
      Name: Bryan Andrzejewski
            ------------------
      Title: E.D.
             -----------------

                                       21

                                   SCHEDULE I

                                                              Principal Amount
                                                              of Securities to
  Placement Agents ........................................... be Purchased

Morgan Stanley & Co. Incorporated.............................$  60,000.000
TD Securities (USA) Inc. .....................................   11,250,000
BMO Nesbitt Burns Corp. ......................................    3,750,000
                                                              -------------
        Total ................................................$  75,000,000
                                                              =============

                                   SCHEDULE II

                                   Guarantors

Comstock Oil & Gas, Inc.
Comstock Oil & Gas Holdings, Inc.
Comstock Oil & Gas - Louisiana, LLC
Comstock Offshore, LLC
DevX Energy, Inc., a Delaware corporation
DevX Energy, Inc., a Nevada corporation
DevX Operating Company

                                                                   EXHIBIT A

                       OPINION OF LOCKE LIDDELL & SAPP LLP

     The opinion of the counsel for the Company and the Guarantors, to be delivered pursuant to Section 5(c) of the Placement Agreement shall be to the effect that:

     A. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     B. Each Guarantor has been duly incorporated, is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;
all of the issued shares of capital stock or other ownership interest of each of the Guarantors have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned by the Company directly, or indirectly through one of the other subsidiaries of the Company, to the best knowledge of such counsel free and clear of all liens, encumbrances, equities or claims, except for pledges of such shares or ownership interest pursuant to the Company's bank credit facility described in the Memorandum.

     C. The Placement Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

     D. The authorized and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Memorandum and all outstanding shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and nonassessable.

     E. The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Placement Agents in accordance with the

                                       A-1

terms of the Placement Agreement, will be valid and binding obligations of the
Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the
Indenture, the Supplemental Indenture and the Registration Rights Agreement
pursuant to which such Securities are to be issued.

     F. The Subsidiary Guarantees have been duly authorized by the Guarantors and, when the Securities are executed and authenticated in accordance with the provisions of the Indenture and the Supplemental Indenture and delivered to and paid for by the Placement Agents in accordance with the terms of the Placement
Agreement, will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture, the Supplemental
Indenture and the Registration Rights Agreement pursuant to which such
Subsidiary Guarantees are to be issued.

     G. Each of the Indenture, the Supplemental Indenture and the Registration
Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and each of the Guarantors, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

     H. The execution and delivery by the Company and the Guarantors of, and the performance by the Company and the Guarantors of their obligations under, the
Placement Agreement, the Indenture, the Supplemental Indenture, the Registration
Rights Agreement, the Securities and the Subsidiary Guarantees will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or the Guarantors or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the
Company or any of its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or the Guarantors of their obligations under the
Placement Agreement, the Indenture, the Supplemental Indenture, the Registration
Rights Agreement, the Securities, or the Subsidiary Guarantees except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the Company's obligations under the Registration
Rights Agreement.

     I. To the best knowledge of such counsel, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or

                                       A-2

any of its subsidiaries is subject other than proceedings fairly summarized in all material respects in the Memorandum and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company and the Guarantors to perform their obligations under the Placement Agreement, the
Indenture, the Supplemental Indenture, the Registration Rights Agreement, the
Securities or the Subsidiary Guarantees or to consummate the transactions contemplated by the Memorandum.

     J. To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is in violation of its respective certificate of incorporation or by-laws, or other organizational documents, or is in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Memorandum.

     K. To the best knowledge of such counsel, neither the Company nor any of its subsidiaries is in violation of any law (including, without limitation, any
Environmental Laws), ordinance, administrative or governmental rule or regulation applicable to the Company or any of its subsidiaries or of any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries except for such violations which in the aggregate would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     L. The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the
Memorandum, will not be an "investment company" as such term is defined in the
Investment Company Act of 1940, as amended.

     M. The statements in the Memorandum under the captions "Risk Factors -
Risks Related to Our Business - We are subject to extensive governmental regulation," "Description of Notes", and "Transfer Restrictions", insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein.

     N. The statements in the Memorandum under the caption "Certain United
States Federal Tax Considerations," insofar as such statements constitute a summary of the United States federal tax laws referred to therein, are accurate and fairly summarize in all material respects the United States federal tax laws referred to therein.

     O. Such counsel (i) is of the opinion that each document incorporated by reference in the Memorandum (except for financial statements and schedules, pro forma and other financial and statistical data included therein as to which such counsel need not express any opinion), complied as to form when filed with the
Commission in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder and (ii) has no reason to believe that
(except for financial statements and schedules, pro forma and other financial

                                       A-3

and statistical data as to which such counsel need not express any belief) the
Memorandum when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     P. Based upon the representations, warranties and agreements of the Company in Sections 1(z), 1(aa), 1(bb), 1(cc), 6(f), 6(g) and 6(j) of the Placement
Agreement and of the Placement Agents in Section 7 of the Placement Agreement,
it is not necessary in connection with the offer, sale and delivery of the
Securities to the Placement Agents under the Placement Agreement or in connection with the initial resale of such Securities by the Placement Agents in accordance with Section 7 of the Placement Agreement to register the Securities under the Securities Act of 1933 or to qualify the Indenture or the Supplemental
Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Security.

     With respect to paragraph O(ii) above, counsel may state that his or her opinion and belief are based upon his or her participation in the preparation of the Memorandum (and any amendments or supplements thereto) and review and discussion of the contents thereof and review of the documents incorporated by reference therein, but are without independent check or verification except as specified.

                                       A-4

                                                                EXHIBIT B

                          OPINION OF BAKER BOTTS L.L.P.

     The opinion of Baker Botts L.L.P. to be delivered pursuant to Section 5(d)
of the Purchase Agreement shall be to the effect that:

     A. The Purchase Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

     B. The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and the Supplemental Indenture and delivered to and paid for by the Placement
Agents in accordance with the terms of the Placement Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement
pursuant to which such Securities are to be issued.

     C. The Subsidiary Guarantees have been duly authorized by the Guarantors and, when the Securities are executed and authenticated in accordance with the provisions of the Indenture and the Supplemental Indenture and delivered to and paid for by the Placement Agents in accordance with the terms of the Placement
Agreement, will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture, the Supplemental
Indenture and the Registration Rights Agreement pursuant to which such
Subsidiary Guarantees are to be issued.

     D. Each of the Indenture, the Supplemental Indenture and the Registration
Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights
Agreement may be limited under applicable law.

     E. The statements in the Memorandum under the captions "Description of
Notes" and "Transfer Restrictions", insofar as such statements constitute summaries of the legal matters and documents referred to therein, fairly summarize the matters referred to therein.

     F. Such counsel has no reason to believe that (except for financial statements and schedules, pro forma and other financial and statistical data as to which such counsel need not express any belief) the Memorandum when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                      B-1

     G. Based upon the representations, warranties and agreements of the Company in Sections 1(z), 1(aa), 1(cc), 6(f), 6(g) and 6(j) of the Placement Agreement
and of the Placement Agents in Section 7 of the Placement Agreement, it is not
necessary in connection with the offer, sale and delivery of the Securities to the Placement Agents under the Placement Agreement or in connection with the initial resale of such Securities by the Placement Agents in accordance with
Section 7 of the Placement Agreement to register the Securities under the
Securities Act of 1933, it being understood that no opinion is expressed as to any subsequent resale of any Security.

     With respect to paragraph F above, Baker Botts L.L.P. may state that their opinion and belief are based upon their participation in the preparation of the
Memorandum (and any amendments or supplements thereto) and review and discussion of the contents thereof (including the review of, but not participation in the preparation of, the incorporated documents), but are without independent check or verification except as specified.

                                      B-2